SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant  /X/

Filed by a party other than the registrant   / /

Check the appropriate box:
            / /         Preliminary proxy statement
            / /         Confidential,   for  use  of  the  Commission  only  (as
                        permitted by Rule 14a-6(e)2)
            /X/         Definitive proxy statement
            / /         Definitive additional materials
            / /         Soliciting  material  pursuant to Rule 14a-11(c) or Rule
                        14(a)-12

                             TRINITECH SYSTEMS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                             William E. Alvarez, Jr.
--------------------------------------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (check the appropriate box):
            /X/         No fee required.

            / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities  to which  transaction
             applies:


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            (2)         Aggregate  number  of  securities  to which  transaction
             applies:

--------------------------------------------------------------------------------

            (3)         Per unit price or other  underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            (4)         Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

            (5)         Total fee paid:

            / /         Fee paid previously with preliminary materials.

            / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount previously paid:

--------------------------------------------------------------------------------
            (2)         Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
            (3)         Filing Party:

--------------------------------------------------------------------------------
            (4)         Date Filed:


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
                             TRINITECH SYSTEMS, INC.
                              STAMFORD HARBOR PARK
                                333 LUDLOW STREET
                               STAMFORD, CT 06902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 2, 1997

                                  ------------

To the Stockholders of TRINITECH SYSTEMS, INC.

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Trinitech Systems, Inc. (the "Company") will be held on Monday, June 2, 1997 at 10:00 A.M. local time, at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902 for the following purposes:

            1.   To elect four (4)  Directors to the Board of Directors  for the ensuing year;

            2.   To consider  and act upon such other  business as may  properly come before the Meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on April 14, 1997 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.


                                            By Order of the Board of Directors.




                                            WILLIAM E. ALVAREZ, JR.
                                            SECRETARY

Stamford, Connecticut
April 23, 1997

            WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                              -------------------

                             TRINITECH SYSTEMS, INC.

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, JUNE 2, 1997

            This Proxy Statement is furnished to stockholders of Trinitech Systems, Inc., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Stockholders to be held on June 2, 1997 at 10:00 A.M., Eastern Daylight Time, at the principal executive offices of the Company located at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and enclosed proxy card were first mailed to the shareholders of the Company on or about April 23, 1997, accompanied by the Company's Annual Report for the year ended December 31, 1996, and the Company incorporates the contents of such report herein by reference thereto.

            As indicated in the Notice of Annual Meeting of the Stockholders, the Meeting has been called to 1) elect four (4) Directors to the Board of Directors for the ensuing year and 2) consider and act upon such other business as may properly come before the Annual Meeting.

                            PROXIES AND VOTING RIGHTS

            Stockholders of record at the close of business on April 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. The voting securities of the Company outstanding on the Record Date consisted of 8,180,030 shares of Common Stock (the "Shares"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. All shares have equal voting rights. A majority of the outstanding Shares present in person or by proxy is required for a quorum.

            All proxies delivered pursuant to this solicitation may be revoked by the person executing the same by notice in writing received at the office of the Company at any time prior to exercise. If not revoked, the Shares represented thereby will be voted at the Meeting. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the Proxy, the Shares represented thereby will be voted (i) FOR the election of the persons nominated as Directors and (ii) at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the election of Directors.

            Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to a particular proposal will have the effect of a vote against such proposal.

            All expenses in connection with the solicitation will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

                               SECURITY OWNERSHIP

            The following table sets forth information concerning ownership of the Company's Shares, as at the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the Shares, (ii) each director and nominee for election as a director and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each stockholder has sole voting power and sole dispositive power with respect to the indicated Shares.

                                                                    Shares
                                                                 Beneficially
Name and Address of Beneficial Owner         Owned           Percentage of Class
------------------------------------         -----           -------------------

Peter Kilbinger Hansen                      938,350 (1)             10.7%
333 Ludlow Street
Stamford, CT  06902

Dr. John H. Chapman                          15,000 (2)                *
3 Landmark Square
Stamford, CT  06900

Craig M. Shumate                             45,087 (2)                *
29 Hilltop Road
Mendham, NJ  07945

Carl E. Warden                              421,200 (3)              4.8%
1516 Country Club Drive
Los Altos, CA  94022

All Executive Officers and Directors as   1,670,387                 19.0%
          a Group (6 persons)

Jerome Belson & Affiliates                  511,000                  5.8%
c/o Jacobs Persinger & Parker
77 Water Street
New York, NY  10005

--------------------
* - Less than 1% of outstanding common stock.

(1) - Includes 650,000 shares held by TechSoft, a corporation partially owned by Mr. Hansen, which shares may be deemed to be beneficially owned by Mr. Hansen. Also included are 122,500 shares subject to Warrants held by Mr. Hansen which are exercisable within 60 days of April 14, 1997.

(2) - Consist of shares issuable upon exercise of Warrants within 60 days of April 14, 1997.

(3) - Includes 70,000 shares issuable upon exercise of Warrants within 60 days of April 14, 1997.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

            The by-laws of the Company provide that the Company shall have not less than two nor more than seven directors, the exact number to be fixed by the Board of Directors of the Company from time to time. The Board of Directors of the Company presently consists of four members. A total of four directors will be elected at the Annual Meeting to serve, subject to the provisions of the by-laws of the Company, until the next annual meeting of the Stockholders and until the election and qualification of their successors or until their prior death, resignation or removal. All nominees are currently directors of the Company. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

The following table contains certain information regarding the nominees:

                                        Principal Occupation for the Past Five
Name                        Age         Years and Current Public Directorships
----                        ---         --------------------------------------

Peter K. Hansen             36          Founder of the  Company  and  President,
                                        Chief Executive Officer, Chairman of the
                                        Board  since  the  commencement  of  the
                                        Company's  operations in June 1991.  Mr.
                                        Hansen  also  serves  as a member of the
                                        Compensation  Committee  of the Board of
                                        Directors.  Prior to founding Trinitech,
                                        Mr.  Hansen  served for three years as a
                                        director of banking  systems of Business
                                        Line  A/S,  a  Danish   company.   Prior
                                        thereto,  Mr.  Hansen  was for more than
                                        three   years  the  Sales  &   Marketing
                                        Director of Mark Computer Systems.

Dr. John H. Chapman         53          Director  since  May 1992.  Dr.  Chapman
                                        serves   as   Chairman   of  the   Audit
                                        Committee    and   a   member   of   the
                                        Compensation  Committee  of the Board of
                                        Directors.  Dr.  Chapman has over twenty
                                        years  experience  in the  computer  and
                                        telecommunication    industries,   which
                                        included  executive  positions  at Xerox
                                        Corporation   and  Gartner  Group.   Dr.
                                        Chapman  is also a  Partner  of  Gilbert
                                        Segall and Young, a law firm with an international practice.

Craig M. Shumate            51          Director   since   February   1994.  Mr.
                                        Shumate is the principal  consultant and
                                        founder   of  The   Morris   Group   for
                                        Information Technology. Over the last 25
                                        years,  Mr.  Shumate  has served as Vice
                                        President  Business  Development for the
                                        publishing  firm of  Waters  Information
                                        Services,  Vice President  Marketing and
                                        Sales for the quote vendor CQI/ComStock,
                                        Vice   President   Operations   for  the
                                        portfolio  accounting  service bureau of
                                        Shaw  Data  Services,  and  Senior  Vice
                                        President of the software/systems  house
                                        R. Shriver Associates.

Carl E. Warden              58          Director  since August 1993.  Mr. Warden
                                        serves as Chairman  of the  Compensation
                                        Committee  and a  member  of  the  Audit
                                        Committee of the Board of Directors. Mr.
                                        Warden is a private investor with a focus on development stage companies.
                                        Mr. Warden was the principal founder, in 1989, of Sanifill, Inc. which was merged with USA Waste Services, Inc. in 1996.
                                        For more than five years prior thereto, Mr. Warden was a self-employed private investor.

            None of the Directors or Executive Officers has been involved in material legal proceedings during the last five years in which he has been a party adverse to or has had a material interest adverse to the Company.

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL FOUR OF THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY. The proxy enclosed herewith will be voted FOR all four of the above-named nominee directors of the Company unless the stockholder specifically votes against any or all of the nominee directors, or abstains from voting on this matter.

DIRECTORS MEETINGS AND COMPENSATION

            The Board of Directors meets on a regularly scheduled basis and met five times during 1996. The Board of Directors has assigned certain responsibilities to committees. The Audit Committee, which met once during 1996, reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's accounting policies, controls and statements and coordinates with the Company's independent public accountants. Members of the Audit Committee are John H. Chapman (Chairman) and Carl E. Warden. The Compensation Committee, which met once during 1996, determines the amounts and types of remuneration to be paid to management employees. Members of the Compensation Committee are Carl E. Warden (Chairman), Peter K. Hansen and John
H. Chapman. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of New York.

            On January 1, 1996, as compensation for their services as members of the Board of Directors for 1996, 1997 and 1998, and pursuant to a formula plan, each Board Member, except Mr. Hansen, received warrants to purchase Common Stock of the Company. Mr. Hansen received options to purchase Common Stock. The warrants and options (exercisable into an aggregate of 67,500 shares and 22,500 shares of Common Stock, respectively) vest in three equal portions on December 31, 1996, 1997 and 1998, so long as the director completes service for such respective years.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

            The following table provides certain information, for the years ended December 31, 1996, 1995 and 1994, respectively, concerning compensation awarded to, earned by or paid to the chief executive officer of the Company (the "Named Executive Officer"). No other executive officer received compensation in excess of $100,000 for the periods presented below.


                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation        Long-Term Compensation
                                       -------------------        ----------------------
Name and                            Salary             Other             Options           All Other
Principal Position                  Year     ($)         $               (Shares)         Compensation
------------------------            ----  --------   ----------         ---------         ------------

Peter K. Hansen,                    1996  $115,000   $41,900 (a)        22,500 (b)           $3,460
   President                        1995  $115,000   $30,200 (a)          -                  $3,460
                                    1994  $115,000   $29,600 (a)         7,500               $3,450

------------------------

(a) - Represents sales commissions.
(b) - Represents options which vest on July 29, 1997.

STOCK OPTION GRANTS

            The following table provides information with respect to the Named Executive Officer concerning grants of stock options during the year ended December 31, 1996.

                          OPTION GRANTS IN FISCAL 1996

                     Number of      Percentage of
                     Securities     Total Options     Per
                     Underlying     Granted to        Share
                     Options        Employees in      Exercise
Name                 Granted        Fiscal 1996       Price          Expiration Date
----                 ----------     ------------      ------------   ---------------

Peter K. Hansen       22,500 (1)       9.8%             $3.98         July 29, 2001


(1) - Represents options granted on July 29, 1996 at 110% of the then fair market value of the Company's Common Stock. The options granted vest on July 29, 1997.

OPTION EXERCISES AND YEAR END HOLDINGS

            The following table provides information with respect to the Named Executive Officer concerning the exercise of options during the year ended December 31, 1996 and unexercised options held as of December 31, 1996.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL PERIOD,
                        AND FISCAL YEAR-END OPTION VALUES

                          Number of
                          Number of                   Securities Underlying     Value of Unexercised
                          Shares                      Unexercised Options       In-the-Money Options
                          Acquired      Value         at December 31, 1996      December 31, 1996 (1)
Name                      on Exercise   Realized        (E)            (U)      (E)               (U)
----                      -----------   --------        ---            ---      ---               ---
Peter K.  Hansen
            OPTIONS        50,000       $175,000          -           22,500           -      $11,700
            WARRANTS          -             -          122,500          -          $304,400      -

---------------
            (E) - Exercisable
            (U) - Unexercisable
            (1) - Based on the December 31, 1996 closing price of $4.50 as reported by AMEX.

EMPLOYMENT AGREEMENT

            In January 1991, the Company entered into a five-year employment agreement with Peter Kilbinger Hansen, its President. In fiscal 1996, Mr. Hansen's salary was $115,000 which base salary is to be reviewed on an annual basis by the Compensation Committee. In addition, Mr. Hansen is entitled to receive a sales commission on the gross sales of any products of the Company which are sold through his direct sales efforts, which is equivalent to the normal sales commission paid to all Company commission employees. During the years ended December 31, 1996 and 1995, Mr. Hansen earned commissions of $41,900 and $30,200, respectively. In the event Mr. Hansen is terminated by the Company without cause, he is entitled to receive an amount equal to four times his then current base salary and prorated payment of any bonus, cash or stock earned.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Except as referenced under "Directors Meetings and Compensation" above, there has been no transaction during the last two years, or proposed transaction, in each case involving an amount in excess of $60,000, to which the Company was or is to be a party, in which any director, executive officer or security holder named under "Security Ownership" had or is to have a direct or indirect material interest.


                         INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of Arthur Andersen LLP, Stamford, Connecticut, served as the Company's independent public accountants for the year ended December 31, 1996. Such firm has no other relationship to the Company. The Board of Directors has selected Arthur Andersen LLP to serve as the independent public accountants of the Company for the current year ending December 31, 1997. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.


                              STOCKHOLDER PROPOSALS

            Proposals of shareholders intended for presentation at the next Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company by December 15, 1997.


                                  OTHER MATTERS

            The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

            The Annual Report for the fiscal year ended December 31, 1996, including financial statements, is being mailed herewith. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and another will be sent to you.


                                            By Order of the Board of Directors




                                            WILLIAM E. ALVAREZ, JR.
                                            Secretary
                                            Trinitech Systems, Inc.

Stamford, Connecticut
April 23, 1997

                             TRINITECH SYSTEMS, INC.

              PROXY - ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 1997


The undersigned hereby constitutes and appoints PETER K. HANSEN, JOHN H. CHAPMAN, CRAIG M. SHUMATE, and CARL E. WARDEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Trinitech Systems, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, at 10 o'clock in the morning, Eastern Daylight Time, on Monday, June 2, 1997, and all adjournments thereof, upon the following matters:

                       (Continued, and to be signed and dated on the other side)

1.  Election of Directors   John H. Chapman, Peter K. Hansen, Craig M. Shumate
                              and Carl E. Warden